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                           AMENDMENT TO EMPLOYMENT CONTRACT



    This Amendment to Employment Contract ("Amendment") effective January 1, 1996, by and between Midland Resources, Inc., a Texas corporation, referred to in this Amendment as "Employer", located at 16701 Greenspoint Park Drive, Suite 200, Houston, Texas 77060 and Deas H. Warley III referred to in this Agreement as "Employee".

                                     WITNESSETH:

    WHEREAS, the Employer and the Employee desire to amend the terms of the Employment Contract (the "Agreement") between them effective January 1, 1995;

    NOW, THEREFORE, in consideration of the premises and mutual covenants hereinafter set forth, the parties agree to amend the Agreement as follows:

1.  TERM OF EMPLOYMENT.  The term of the Agreement, as set forth in paragraph
1.1 thereof is hereby extended through December 31, 2000. On the anniversary of the effective date of this Amendment, the term of the Agreement shall be automatically extended for an additional period of one (1) year, provided that
(i) the Employee is employed by the Employer on such anniversary and (ii) neither party has, within three (3) months prior to such anniversary given the other party written notice that the Agreement shall not be automatically extended thereafter.

2. RATIFICATION. Except as herein amended, the provisions of the Agreement remain in full force and effect and are hereby ratified and confirmed.

EXECUTED at Houston, Texas this 8th of January, 1996.

              EMPLOYER

                                   By: /s/  Deas H. Warley III
                                       ----------------------------------
                                       Deas H. Warley III - President

                                   By: /s/  Sam R. Brock
                                       ----------------------------------
                                       Sam R. Brock, Director
                                       Compensation Committee Member

                                   By: /s/   Robert R. Donnelly
                                       ----------------------------------
                                       Robert R. Donnelly, Director
                                       Compensation Committee Member

              EMPLOYEE

                                        /s/    D.H. Warley III
                                       ----------------------------------
                                        Deas H. Warley III